Commitments	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments

14. Commitments

During the year ended December 31, 2020 the Company entered into an agreement with a third party advisor to reserve for issuance 100,000 shares of common stock at $0.0001 per share for consulting services. As of December 31, 2020, the third party has not exercised the shares. Refer note 25 for subsequent event.